Consent of Independent Accountants




We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 28, 2002, relating to the financial statements and financial highlights which appear in the December 31, 2001 Annual Report to Shareholders of Standish, Ayer & Wood Master Portfolio:
Standish Fixed Income Portfolio, Standish High Yield Bond Portfolio (formerly Standish World High Yield Portfolio), Standish Global Fixed Income Portfolio, and Standish Short-Term Asset Reserve Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Experts and Financial Statements" in such Registration Statement.


/s/  PricewaterhouseCoopers LLP


Boston, Massachusetts
April 30, 2002

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                       Consent of Independent Accountants




We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 28, 2002, relating to the financial statements and financial highlights which appear in the December 31, 2001 Annual Report to Shareholders of Standish, Ayer & Wood Investment Trust:
Standish Fixed Income Fund, Standish International Fixed Income Fund, Standish International Fixed Income Fund II, Standish Global Fixed Income Fund, Standish Short-Term Fixed Income Fund (formerly Standish Controlled Maturity Fund), Standish Short-Term Asset Reserve Fund, Standish Investment Grade Bond Fund (formerly Standish High Grade Bond Fund), Standish Opportunistic Emerging Markets Fund, Standish Opportunistic High Yield Fund and Standish High Yield Bond Fund (formerly Standish World High Yield Fund), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Experts and Financial Statements" in such Registration Statement.




/s/  PricewaterhouseCoopers LLP


Boston, Massachusetts
April 30, 2002